Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mount Rainer Acquisition Corp. (the “Company”) on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission (the “Report”), I, Matthew Kearney, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 22, 2022

/s/ Matthew Kearney
Matthew Kearney
Chief Executive Officer
(Principal executive officer)